Calidi Biotherapeutics Investor Day 2025 SITC Annual Meeting



Genetic Medicine(s)
Immune Protection
Targeting
Self-amplifying selective vector
Platform

CLDI: NYSE

CALiDi BIOTHERAPEUTICS

Systemic delivery of viral vectors for cancer

Dmitriy Zamarin MD PhD
Professor and Section Head, Gynecologic Medical Oncology
Precision Immunology Institute
Icahn Genomics Institute
Icahn School of Medicine at Mount Sinai


Intravenous administration

Proven Efficacy With Intra-Tumoral Oncolytic Viruses

- T-Vec approved in 2015 for unresectable lesions in melanoma post surgery
- CG Oncology: Intravesical CG0070 (Ad5) in BCG-refractory non-muscle-invasive bladder cancer (n=105): <u>75% CR rate (initiation of BLA submission)</u>
- Candel (CAN-2409) randomized phase 3 trial in intermediate/high risk localized prostate cancer: <u>DFS benefit (BLA submission anticipated in 2026)</u>
- Replimune (PR-1) Ignyte trial in refractory melanoma
  - BLA resubmission accepted; PDUFA April 2026
- <u>Efficacy of OVs is driven by novel MOA of tumor lysis and immune priming</u>

Intra-tumoral Administration is Limited by a Variety of Factors

- Most patients do not have disease amenable to IT administration
- Long-term benefit is highly dependent on abscopal effects
- Operator-dependent variability
- Heterogeneous intra-tumoral distribution
- Increased cost/risk/scheduling burden associated with IT admin

<u>Systemic administration would alleviate these issues</u>

Barriers for systemic delivery of oncolytic viruses


Barriers
Neutralization
Sequestration
No extravasation
Liver
Spleen
Tumor
Inject virus
into bloodstream

Virus is rapidly cleared by the immune system
- **Complement, antibodies, cytokines, etc**

Some viruses have tropism for certain tissue types
- **Virus is sequestered and does not reach tumor**

Tumor microenvironment can prevent viral entry
- **Prevents virus from infecting tumor cells**

VOLUME 30 NUMBER 7 JULY 2012 NATURE BIOTECHNOLOGY

Clinical trials with systemically-administered with genetically unmodified oncolytic Newcastle Disease Virus (NDV) strain PV-701

- NDV is an avian paramyxovirus that uses sialic acid for cell entry
  - Natural tumor tropism given high expression of sialic acid on tumor cells
- 18 pts enrolled; 72% had failed at least 2 prior regimens
- Patients received high doses of virus (10^{10} – 10^{11} pfu/dose)
- Strong signs of monotherapy efficacy
  - 1 CR (cervical), 3 PRs (2 CRC, melanoma), and 2 minor responses (carcinoids)
  - Majority of responses seen were durable (6+ months)

Hotte et al. , Clin Canc Res. 2007 13:977

Systemically-administered engineered NDV virus with monotherapy activity

- Recombinant Newcastle disease virus with porcine a1,3GT genetic payload
- 20 patients with rel/ref disease were evaluable for response in the ph I study
- Patients received high doses of virus (10^{10} – 10^{11} pfu/dose)
- 1 CR (cervical) and 6 PRs (1 hepatocellular, 2 ovarian, 3 lung) with duration of ≥ 6 months



Intravenous injection
Intravenous injection
Recombinant Newcastle disease virus
Preclinical study
Clinical trial*
* Patients with refractory cancers, including liver, ovarian, cervical, lung, esophageal, rectal, breast cancer, and melanoma
Pre-treatment
Post-treatment
Pre-treatment
Post-treatment
CT of a representative liver cancer patient
PET-CT of a representative ovarian cancer patient

Zhong, Liping et al. Cell, Volume 188, Issue 4, 1119 - 1136.e23

Systemically-administered engineered attenuated NDV-GM-CSF (MEDI5395) has modest clinical efficacy in humans



Cohort 1A
Cohort 2A
Cohort 3A
Cohort 3A backfill
Cohort 4A
Cohort 1B
Cohort 2B
Cohort 3B
Post last disease assesment
New lesion
EOT
Death
Change from baseline (%)
Time (months)



A
B
MEDI5395 + sequential durvalumab
MEDI5395 + delayed durvalumab
Mean NDV genome (log10 copies/mL)
Time (days)
Cohort
1A
2A
3A
4A
1B
2B
3B

- Phase 1 study of recombinant attenuated Newcastle disease virus with GM-CSF genetic payload together with durvalumab
- Dosed at 10^{8}-10^{11} FFU x 6 doses
- 4/39 patients (10.3%) achieved a partial response

Davar D., ... Zamarin D. JITC 2024

Key Learnings from NDV Systemic Therapy

- High doses can partially overcome immune clearance
  - **Evidence of monotherapy activity of meaningful duration**
  - High doses trigger immune AEs and limit therapeutic window

- Inherent tumor tropism of NDV can help overcome sequestration
  - Tumors express high levels of sialic acid on the cell surface

- USDA restrictions on pathogenic NDV hinder its clinical development
  - **Attenuated form of NDV does not appear as clinically active**

Ideal OV Platform for Systemic Delivery


Barriers
Neutralization
Liver
Spleen
Sequestration
Tumor
No extravasation
Inject virus
into bloodstream

Virus that is shielded from immune clearance
- **Limits AEs / widens therapeutic window**

Tropism for tumor over normal tissue
- **Virus congregates in tumor**

Payloads can be used to alter the TME

Engineering the Future of Genetic Medicine

From cancer to other complex diseases, Calidi's RedTail platform can precisely deliver genetic medicine to distal sites of disease


Genetic
Medicine(s)
Immune
Protection
Targeting
Self-amplifying
selective vector
Platform

Antonio Santidrian
Chief Scientific Officer
Calidi Biotherapeutics

CALIDI BIOTHERAPEUTICS

Ideal OV Platform for Systemic Delivery


Barriers
Neutralization
Liver
Spleen
Sequestration
Tumor
No extravasation
Inject virus
into bloodstream
VOLUME 30 NUMBER 7 JULY 2012 NATURE BIOTECHNOLOGY

Solution

Calidi's RedTail platform a Decade in Development

Viruses resistant to quick elimination by immune system

Viruses with tropism for tumor over normal tissue

Viruses targeting tumor vascularity, tumor receptor independent.

CALiDi BIOTHERAPEUTICS

Building The RedTail Scaffold: Step By Step

❖ **Step 1: Vaccinia virus chosen as basis for Calidi's RedTail scaffold**

- Vaccinia virus is tumor tropic (No receptor), has a rapid and potent lytic cycle, and replicates only in the cytoplasm.
- Large capacity for genetic payload(s) (25-40Kb)

➢ **Extracellular Enveloped form of Vaccinia Virus**

- During infection, >99% of virus is Intracellular Mature Virus (IMV), <1% the Extracellular Enveloped Virus (EEV)



Extracellular
Envelope
Self-amplifying
selective vector



Intracellular
Extracellular
IMV
IEV
CEV
EEV

Adapted from Yu X. et al Viruses 2023
Vaccina Viral Cycle: Intracellular and Extracellular Stages

➢ **RedTail vaccinia virus is selected for:**

High production of extracellular enveloped virus (EEV), (which resists complement-mediated neutralization and is crucial for long-range viral spread)

Cell line virus is produced in can affect level of protection

Redtail (RT): A New Vaccinia Virus Strain Which Produces High Levels of EEV Particles

Comet assay of two distinct vaccinia viruses

Vaccinia Viruses are genetically engineered to express TurboFP635 (red fluorescence).

Vaccinia virus strain CAL2 producing low EEV particle



A short and round plaque signifies that the virus mainly spreads from cell to cell.

Redtail Vaccinia virus envRT-01 producing high levels of EEV particles



A long "tail" in a comet assay indicates that the virus can produce high levels of EEV **leading to further spread.**



Redtail (RT) Strain

Building The RedTail Scaffold: Step By Step

❖ Step 2: Generation of Tumor selective RedTail virus

- Triple knockout (TK-, VGF-, and A46R-) version of vaccinia virus created that can only replicate in tumor cells.



Ex-Vivo Signals (Mean Radiance)
Tumor
Heart
Lung
Liver
Spleen
Kidneys
Ovaries
Intestines
Brain
1st gen. RT
RT 2KO #1
RT 2KO #2
RT 3KO #1
RT 3KO #2
1e+008
5e+007
0

Ex-vivo imaging of major organs after intravenous administration of different engineered (KO) RT viruses (expressing TurboFP).



Tumor selective form of vaccinia virus

➢ **RT 3KO #2 (RedTail virus) with KO in TK, A46R and VGF preferentially targets and amplifies in tumors and not in other major organs**

CALiDi BIOTHERAPEUTICS

MUSC
Medical University of South Carolina

Hollings Cancer Center
An NCI-Designated Cancer Center



IL-15 Superagonist in the treatment of Cancer

John Wrangle, MD, MPH
Associate Professor
Div. Hematology/Oncology

IL-15: Anti-Cancer Effector & Memory Function, Sparing Regulatory Activity

- IL-15 is a potent cytokine which activates both NK cells (innate) and CD8+ T-cells (adaptive)
  - No capillary leak
  - No direct Treg activation
  - Does not cause activation-induced cell death of lymphocytes
  - IL-15 induces long-lived central and effector memory response and durable tumor surveillance
- IL-15 super-agonist is a fusion of IL-15 (N72D) and IL-15Rα that dramatically enhances activity and half-life (~100x vs rhIL-15)


IL-15 Superagonist
IL-15Rα
IL-15
IL-15Rβγ
NK
CD8
↑ activation
↑ proliferation
↑ maturation
↑ cytokine secretion
↑ cytotoxicity
killing of tumor and virus-infected cells

IL-15 SA Activity in NSCLC

2018

THE LANCET Oncology

ARTICLES | VOLUME 19, ISSUE 5, P694-704, MAY 01, 2018

ALT-803, an IL-15 superagonist, in combination with nivolumab in patients with metastatic non-small cell lung cancer: a non-randomised, open-label, phase 1b trial

John M Wrangle, MD • Vamsidhar Velcheti, MD • Manish R Patel, DO • Prof Elizabeth Garrett-Mayer, PhD • Elizabeth G Hill, PhD • Prof James G Ravenel, MD • et al. Show all authors


A
PD-L1 status
>50%
1–50%
<1%
Not available
Maximum tumour change from baseline (%)
100
50
0
-50
-100
Individual patients

[First published evidence of restoring checkpoint activity after checkpoint progressionf]

2020

AACR American Association for Cancer Research

IASLC

N-803 plus nivolumab for advanced or metastatic non-small cell lung cancer: Update on phase II experience of combination PD1 blockade with an IL-15 superagonist

John Wrangle, Medical University of South Carolina, Charleston, SC
January 12, 2020 AACR-IASLC (San Diego) Plenary Session

Efficacy Endpoint	PD-L1 ≥ 50% (n=15)	CPI relapsed (n=16)
Median OS (months)	17.1 Months (4.6, NR)	19.6 Months (6.2, NR)

NR- Not Reached

- Post-ICI activity underscores unique MOA of IL-15SA

Wrangle et al., Lancet Oncology, 2018

QUILT 3.055



Overall Survival – NSCLC Participants
1 Year OS
2 year OS
3 year OS
4+ Year OS
ANKTIVA + CPI: On Treatment: Up to 2 Years
No Further ANKTIVA Treatment: ANKTIVA Memory Effect
Data Cutoff February 2024
Overall Survival Range: 0-58 months
Median: 14.1 Months (95% CI: 11.7, 16.3)
Number of Patients Alive ≥ 24 Months: 23 / 86 (27%)
Partial Response
Stable Disease
Progressive Disease
Subject Alive
Subjects Received Study Drug
0
3
6
9
12
15
18
21
24
27
30
33
36
39
42
45
48
51
54
57
60
Data Cutoff February 2024
Time Since First Dose of Study Drug (months)

QUILT-3.055
NSCLC
(N=86)

Systemic Administration of IL-15SA: Manageable Toxicity

- Excellent safety up to 20 mcg/kg
- Tylenol

	All treated patients (n=21)	
	Grade 1–2	Grade 3
Constitutional		
Injection-site reaction	19 (90%)	0
Flu-like symptoms	15 (71%)	0
Fever	11 (67%)	1 (5%)
Fatigue	10 (47%)	2 (10%)
Anorexia	4 (19%)	0
Chills	6 (29%)	0
Dizziness	5 (24%)	1 (5%)
Generalised muscle weakness	2 (10%)	0

Lancet Oncol. 2018 May ; 19(5): 694–704.

IL-15 SA (Anktiva) is FDA-approved for NMIBC

- 4/2024 approved by FDA for BCG refractory NMIBC
- Extraordinarily high Anktiva concentration plus BCG immune-priming led to approval
  - Bladder dosing at 400 mcg in 50mL saline yields ~80,000 pM
  - SubQ Ankitva for systemic therapy yields <2pM
  - Anktiva is delivered with BCG to prime the immune immune response
- Anktiva plus BCG gives potent and durable efficacy in NMIBC
  - 62% CR
  - 58% of responders DOR ≥ 12 months

CALiDi BIOTHERAPEUTICS

IL-15 SA plus Immune Priming

- Anktiva's approval in Bladder:
  - Extraordinary levels of IL-15 SA in the TME (~80K pM)
  - BCG Immune priming mechanism
  - Low systemic IL-15 SA exposure
- CLD-401 in a syngeneic murine model of cancer accomplishes:
  - Extraordinary levels of IL-15 SA in the TME (~60K pM)
  - CLD-401 Vaccinia immune priming mechanism
  - Low systemic IL-15 SA exposure

CLD-401 drives tumor-specific IL-15SA expression with minimal systemic exposure

IL-15 SA concentrations (pM) in tumor and organs at multiple time points:

Tumor-bearing model:

Timepoint	Tumor		Liver		Ovary		Lung		Plasma	
	pM	sd	pM	sd	pM	sd	pM	sd	pM	sd
Day 6	62,073.9	16,671.7	13.8	4.6	51.0	85.5	12.7	3.5	15.0	0.8
Day 17	264.6	196.9	3.1	0.4	-	-	-	-	-	-
Day 21	36.4	49.0	2.1	1.0	-	-	-	-	-	-

Non-tumor-bearing model:

Timepoint	Liver		Ovary		Lung		Plasma	
	pM	sd	pM	sd	pM	sd	pM	sd
Day 6	2.7	2.2	1.3	1.5	1.2	1.9	3.6	4.3

- IL-15 SA concentrations (pM) detected by ELISA after CLD-401 treatment. High tumor concentrations; minimal in liver, ovary, lung, and plasma. Data from EMT6 breast cancer model (Days 6, 17, 21) and non-disease controls (Day 6). Mean ± SD; "–" = not detected.
- **Tumor concentrations are similar to expected concentrations of Anktiva after intravesicalar delivery; concentrations of Aktiva after subcutaneous administration are ~20pM**

CALiDi

CLD-401 induces robust anti-tumor effects in pre-clinical model

Enhanced Therapeutic activity with In Situ IL-15 Superagonist Expression



No treatment
Redtail viral vector
Redtail (+IL-15 SA)
Tumor Volume (mm3)
2000
1500
1000
500
0
0 5 10 15 20 25 30 35 40 45 50
(CR: 0/10)
(CR: 1/10)
(CR: 8/10)
Day Post Treatment

Vector and IL-15SA dependent effects

Single-dose RedTail with IL-15 superagonist induces tumor regression and complete response in EMT6 breast tumor model.
EMT6 tumor cells (5E6) were subcutaneously implanted on both flanks of Balb/c mice, and five days post-implantation, animals received a single intravenous dose of 5e6 PFU RedTail, either unarmed or armed with IL-15 superagonist, or buffer control (n=10 per group).

CLD-401 application to metastatic NSCLC

- IL-15 SA has activity in metastatic NSCLC and other cancers
- Anktiva FDA-approved for NMIBC given at extremely high local dosing with BCG immune-priming
- IL-15 SA can overcome resistance to checkpoint therapy immunotherapy
    - A major mechanism of resistance to CPI is B2M/HLA loss
    - NK cells can recognize tumor cells that show HLA loss

- **CLD-401 given systemically induces immune priming plus extremely high levels of IL-15 SA in the tumor and can be applied to the metastatic setting.**



IL-15 Superagonist
IL-15Rα
IL-15
IL-15Rβγ
NK
CD8
↑ activation
↑ proliferation
↑ maturation
↑ cytokine secretion
↑ cytotoxicity
killing of tumor and virus-infected cells

CALiDi

Acknowledgements

Thank you to our patients, caregivers and clinical collaborators in participating in this study

Wrangle/Rubinstein Lab

Marzena Swiderska-syn
Linda Macpherson
Cameron Williams
Caroline Mart



Mark Rubinstein, PhD

Clinical Collaborators



Vamsi Velchetti, MD, MBA



Manish Patel, DO

LungMAP/SWOG

Roy Herbst, MD
Mary Redmond, PhD
Karen Reckamp, MD
Hoss Borghei, MD
Louise Highleyman
Taqwa El-Husein
Jennifer Beeler
Crystal Miwa
Jennifer Newsome

Hollings Cancer Center

Betsy Hill, PhD
Calvin Wildholm, MS
Andie Adelman
Tricia Bentz

Funding/Support

MUSC Medical University of South Carolina | Hollings Cancer Center An NCI-Designated Cancer Center

NIH NATIONAL CANCER INSTITUTE

NCI R01 Grant Funding
1R01CA222817

SWOG CANCER RESEARCH NETWORK

LUNG-MAP

ImmunityBio®

CLD-401 clinical development plan

G. Travis Clifton, MD, FACS


Genetic
Medicine(s)
Immune
Protection
Targeting
Self-amplifying
selective vector
Platform

CALIDI BIOTHERAPEUTICS

RedTail Induces a Robust and Direct Killing of Multiple Tumors Cell Types

Analysis of tumor cytotoxicity for RT-3KO across over 60 tumor cell lines using the NCI-60 panel.


MOI
0.01
0.1
Leukemia
RPMI-8226
K-562
MOLT-4
HL-60(TB)
CCRF-CEM
SR
Non-small cell lung
A549/ATCC
NCI-H460
EKVX
NCI-H522
HOP-62
NCI-H322M
HOP-92
NCI-H23
NCI-H226
Colon
SW-620
HT29
G2
HCT-116
HCT-15
COLO 205
HCC-2998
CNS
SF-268
U251
SF-295
SNB-19
SNB-75
SF-539
Melanoma
MALME-3M
SK-MEL-2
LOX IMVI
SK-MEL-28
SK-MEL-5
M14
MDA-MB-435
UACC-257
UACC-62
Ovarian
NCI/ADR-RES
OVCAR-3
SK-OV-3
IGR-OV1
OVCAR-4
OVCAR-5
OVCAR-8
Renal
ACHN
UO-31
786-0
SN12C
CAKI-1
TK-10
RXF 393
A498
Prostate
PC-3
DU-145
Breast
MCF7
HS 578T
MDA-MB-468
MDA-MB-231
BT-549
T-47D
Pancreatic
FG
BxPC3
Miapaca2
Panc1
CaPan2
AsPC-1
100
50
0
% Cytotoxicity

- **RT 3KO demonstrated notable and direct cytotoxic** effects after 72 hours post-treatment at a low multiplicity of infection (MOI), successfully killing almost all tumor cell lines linked to different kinds of **solid tumors.**

CALiDi BIOTHERAPEUTICS

Building The RedTail Scaffold: Step By Step


CD55

❖ Step 3: CD55 overexpression

- **Complement is pivotal for immune clearance for Vaccinia[1,2]**
  - Complement can clear EEV form of Vaccinia[3]

- **CD55 expression inhibits complement activation[4]**
  - RedTail scaffold genetically engineered to express CD55 at high levels
  - CD55 expression on the RedTail envelope further inhibits immune clearance

1. Evgin et al, *Molecular Therapy* 2015 23(6)
2. Magge et al, *Caner Gene Therapy* 2013 20:342-350
3. Lustig et, *Virology* 2004 Oct 10;328(1):30-5
4. Theresa et al *The Complement FactsBook* (2018)

CALiDi BIOTHERAPEUTICS

EEV With CD55 Expression Is Highly Resistant to Clearance

IMV (non-enveloped form)

EEV (enveloped form)

EEV with CD55 expression





Virus survival in the presence of Human serum
Cell line #1
Cell line #2
% virus survival
120
100
80
60
40
20
0
-
+
-
+
-
Chimeric CD55
EEV
IMV

Overexpression of CD55 on EEV membrane protects against complement inactivation and enhances immune evasion

➢ **RedTail A Leading Platform for Tumor-Targeted Gene Delivery**

- **Large cargo capacity** (25–40 kb) enables insertion of multiple or large therapeutic genes.
- **Own transcription machinery** allows strong gene expression in the cytoplasm without host nuclear dependency.



Genetic Medicine(s)
Immune Protection
Self-amplifying selective vector
Platform

CALIDI BIOTHERAPEUTICS

CLD-401: The First Lead From the RedTail Platform

- Systemic administration
- Protected from immune clearance (EEV/CD55)
- Targeted tumor cell lysis and immune priming
- IL-15 superagonist production at the tumor
- Induces innate and adaptive response to the tumor



Systemic Administration
CLD-401
CLD-401
CLD-401 infects other tumor cells
Specific Infection of tumor cell, virus replication, and IL-15 superagonist production
Tumor lysis and immune priming
Activation of T-cells and NK cells and generation of anti-tumor immune response
Tumor cell death and creation of immunological memory to tumor

Enhanced Therapeutic Activity With In Situ IL-15 SA Expression

Enhanced Therapeutic activity with In Situ IL-15 Superagonist Expression



No treatment
Redtail viral vector
Redtail (+IL-15 SA)
Tumor Volume (mm3)
2000
1500
1000
500
0
0 5 10 15 20 25 30 35 40 45 50
(CR: 0/10)
(CR: 1/10)
(CR: 8/10)
Day Post Treatment

Single-dose RedTail with IL-15 superagonist induces tumor regression and complete response in EMT6 breast tumor model.

EMT6 tumor cells (5E6) were subcutaneously implanted on both flanks of Balb/c mice, and five days post-implantation, animals received a single intravenous dose of 5e6 PFU RedTail, either unarmed or armed with IL-15 superagonist, or buffer control (n=10 per group).

CALiDi BIOTHERAPEUTICS

CLD-401 is lytic across a broad number of cancer types

- ❖ Vaccinia naturally trophic to multiple cancer types
- ❖ CLD-401 engineered for greater tumor-tissue specificity with broad activity across cancer types
- ❖ CLD-401 has the potential to benefit large patient populations


MOI
0.01
0.1
Leukemia
RPMI-8226
K-562
MOLT-4
HL-60(TB)
CCRF-CEM
SR
Non-small cell lung
A549/ATCC
NCI-H460
EKVX
NCI-H522
HOP-62
NCI-H322M
HOP-92
NCI-H23
NCI-H226
Colon
SW-620
HT29
G2
HCT-116
HCT-15
COLO 205
HCC-2998
CNS
SF-268
U251
SF-295
SNB-19
SNB-75
SF-539
Melanoma
MALME-3M
SK-MEL-2
LOX IMVI
SK-MEL-28
SK-MEL-5
M14
MDA-MB-435
UACC-257
UACC-62
MOI
0.01
0.1
Ovarian
NCI/ADR-RES
OVCAR-3
SK-OV-3
IGR-OV1
OVCAR-4
OVCAR-5
OVCAR-8
Renal
ACHN
UO-31
786-0
SN12C
CAKI-1
TK-10
RXF 393
A498
Prostate
PC-3
DU-145
Breast
MCF7
HS 578T
MDA-MB-468
MDA-MB-231
BT-549
T-47D
Pancreatic
FG
BxPC3
Miapaca2
Panc1
CaPan2
AsPC-1
100
50
0
% Cytotoxicity

HLA-loss is a major resistance mechanism of PD-1 resistance

- ❖ Resistance arises because HLA class I molecules are essential for neoantigen presentation to CD8+ T cells
- ❖ Loss of HLA due to beta-2-microgobulin defects and other mechanisms are common post PD-1 inhibitors
- ❖ Loss of HLA is an opportunity for IL-15-mediated NK cell tumor lysis
- ❖ The high prevalence ensures enrollment in the phase 1 trial
- ❖ Opportunity for a biomarker-driven patient selection strategy in clinical development

	HLA class I heavy chain	β2m	LMP2	LMP7	LMP10	TAP1	TAP2	Calnexin	Calreticulin	ERp57	Tapasin
Bladder	0.36	0.38									
Bone and soft tissue	0.62	0.17									
Brain	0.55	0.43				0.40	0.88			0	
Breast	0.56	0.51				0.24					
Cervical	0.67	0.51	0.52	0.38	0	0.51	0.44	0.21	0.19	0.53	0.35
Colorectal	0.40	0.22	0.19	0.14		0.56	0.45				0.40
Cutaneous melanoma	0.49					0.59	0.63	0.07			
Esophagus	0.62	0.56	0.45	0.67		0.55	0.59				0.59
Head and neck	0.51	0.49				0.65		0.23	0.22	0.53	0.47
Lung	0.61	0.57									
Ovarian	0.49	0.44				0.30	0.25				0.58
Pancreas	0.56								0.40		
Penis	0.80	0.68									
Prostate	0.76	0.64									
Renal	0.38	0.18	0.88	0.72		0.84					
Stomach	0.54	0.48								0.87	
Uveal melanoma	0.76	0.73									
Total	0.52	0.48	0.61	0.52	0.37	0.55	0.49	0.27	0.35	0.55	0.50

0 — 1.00
Proportion of tumors with defects

Sadagopan A, et al. JAMA Oncol. 2022 Mar 1;8(3):462-473.

Targeted cancer types based on virus trophism and IL-15 MOA

- ❖ There are multiple cancer types that CLD-401/vaccinia has demonstrated strong activity
- ❖ Has the ability to bring the benefit of immunotherapy to patients with cancers with primary (tumor types with low response rates) and acquired resistance to checkpoint inhibitor therapies.
- ❖ Primary Resistance cancer types of interest include: Ovarian, Gastroesophageal cancer, TNBC, Angiosarcoma, Cervical cancer, Biliary tract cancer
- ❖ Acquired Resistance cancer types of interest include: NSCLC, HNSCC, Melanoma, Renal Cell Carcinoma

Phase 1 clinical trial for CLD-401


Dose Escalation (Ph1a)
Dose Expansion (Ph1b)
BOIN escalation
Dose 5
Dose 5 Biomarker backfill (n=5)
Dose 4
Dose 4 Biomarker backfill (n=5)
Dose 3
Dose 3 Biomarker backfill (n=5)
Dose 2
Dose 1
Accelerated escalation
RP2D
NSCLC
HNSCC
Melanoma
Triple Negative Breast cancer
Other solid tumors

Dose escalation enrolling
10+ tumor types of interest

Calidi is well positioned to advance CLD-401 to clinic quickly

- Experienced executive team/board
- Calidi is experienced with successful IND applications
- Accomplished, relevant Clinical Advisory Board
- COGs comparable to monocolonal antibodies

- Plan for IND submission Q4 2026
- FPI Q2 2027

CALiDi BIOTHERAPEUTICS

Calidi: A Turn-Around Story

- ❖ **Company went public via a de-SPAC in 3Q23** — ✓ Significant redemptions left company with poor balance sheet and lack of institutional investor base
- ❖ **New management team** — ✓ New CEO, CMO, and Board Chairman appointed
- ❖ **Major shift in focus** — ✓ Company now focused on RedTail platform for systemic use
- ❖ **Improved balance sheet** — ✓ Debt reduced from >$8M to $0.6M by end of 2025
- ❖ **Reduced operating costs** — ✓ Reduction in G&A: moving to >70 % of spend on R&D in '26
- ❖ **Rapidly advancing pipeline** — ✓ CLD-401 will be advanced rapidly as proof-of-concept for RedTail